UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2017 (January 17, 2017)

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36439	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on January 6, 2017, Transgenomic, Inc. (the “Company”) previously entered into a series of Unsecured Convertible Promissory Notes with seven accredited investors (the “Investors”) in the principal amount of $925,000 (the “Notes”). Pursuant to the terms of the Notes, interest accrues at a rate of 6% per year and is due and payable by the Company on December 31, 2016 (the “Maturity Date”). The Company also issued, to its placement agent for the Notes, a convertible promissory note, upon the same terms and conditions as the Notes, in an aggregate principal amount equal to 5% of the proceeds received by the Company, or $46,250 (the “Agent Note”). The Notes are convertible into shares of the Company’s common stock at the option of the Investors and as of December 31, 2016 $400,000 of the aggregate principal amount of the Notes, and accrued interest thereon, has been converted into an aggregate of 281,023 shares of the Company’s common stock. On the Maturity Date, the then outstanding aggregate amount owed on the Notes and Agent Note of $638,016 ($571,250 in principal amount and $66,766 of accrued interest) became due. Pursuant to the terms of the Notes, the Company’s failure to pay any principal or interest within 10 days of the date such payment is due will constitute an event of default (the “Prospective Event of Default”). On January 10, 2017, the Investors executed a waiver of the Prospective Event of Default, pursuant to which, the Investors agreed to waive the Prospective Event of Default on the condition that the Company and the Investors enter into definitive documentation evidencing the terms for an extended Maturity Date of the Notes and the Agent Note on or before January 16, 2017 (the “Waiver Deadline”).

As previously disclosed on January 17, 2017, on January 13, 2017, all but one Investor exercised their conversion rights relating to their respective Notes, including the Agent Note, and agreed to convert an aggregate amount of $499,359 of principal and interest due under the Notes and Agent Note into 416,133 shares of the Company’s common stock. The Waiver Deadline has been extended with respect to the remaining Investor who has not exercised conversion rights (the “Non-Converting Investor”) so that the parties can continue to discuss a resolution of the Prospective Event of Default relating to such Non-Converting Investor’s Note with an outstanding amount due of $139,876 as of January 13, 2017 ($125,000 in principal amount and $14,876 of accrued interest).

On January 17, 2017, the Non-Converting Investor agreed to extend the Maturity Date of its Note pursuant to an amendment to the Note (the “Amendment”). The Amendment provides that two-thirds of the outstanding principal amount of the Note must be paid upon the earlier to occur of the close of the Company’s merger with Precipio Diagnostics, LLC or June 16, 2017 (such applicable date, the “Deferred Maturity Date”).  The remaining one-third of the principal amount outstanding on the Note must be paid on the six month anniversary of the Deferred Maturity Date (the “Extended Maturity Date”).

On the applicable Deferred Maturity Date, all accrued and unpaid interest on the Note as of the Deferred Maturity Date will be converted into shares of the Company’s common stock at a conversion price based on the average closing price of Company common stock on The NASDAQ Stock Market LLC (“NASDAQ”) for the 20 consecutive trading days immediately preceding the date of conversion, but in no event will the conversion price be less than $0.25 per share.  Interest that accrues on the remaining principal amount of the Note from the Deferred Maturity Date will be payable on the Extended Maturity Date, unless the Note is converted in which case such interest will be payable in shares of the Company’s common stock as part of the conversion.

In exchange for extending the Maturity Date of the Note, the Company will issue to the Non-Converting Investor on the applicable Deferred Maturity Date a warrant to purchase shares of the Company’s common stock having an aggregate value of $6,250 with an exercise price to be determined as of the date of issuance of the warrant based on the average closing price of Company common stock on NASDAQ for the 20 consecutive trading days immediately preceding the date of issuance of the warrant, subject to the approval of NASDAQ if necessary. The warrant will expire two years from the date of issuance.

The foregoing description is qualified by reference to the full text of the January 17, 2017 Note amendment, which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report is incorporated herein by reference.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on April 14, 2016, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 14, 2016. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this Current Report on Form 8-K. All information in this Current Report on Form 8-K is as of the date of this report and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	First Amendment to Unsecured Convertible Promissory Note by and among Transgenomic, Inc. and MAZ Partners LP, dated as of January 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

Date: January 20, 2017	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Unsecured Convertible Promissory Note by and among Transgenomic, Inc. and MAZ Partners LP, dated as of January 17, 2017.